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                                                                   EXHIBIT 10.27



                           PEABODY ENERGY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                            SECTION 1 - INTRODUCTION

         1.1 PURPOSE. The purpose of the Peabody Energy Corporation Employee Stock Purchase Plan is to provide eligible employees of Peabody Energy Corporation (the "Company") and its Participating Subsidiaries the opportunity to acquire a proprietary interest in the Company and thereby provide employees with an additional incentive to contribute to the long-term profitability and success of the Company and its Subsidiaries. The Plan is for the exclusive benefit of eligible employees of the Company and its Subsidiaries.

         1.2 STOCK PURCHASE PLAN. The Plan is a stock purchase plan that is intended to satisfy all requirements of Section 423 of the Internal Revenue Code of 1986, as amended. Any provision of the Plan inconsistent with Code Section 423 will, without further act or amendment by the Company, be deemed reformed to comply with Code Section 423.

         1.3 EFFECTIVE DATE AND TERM. The Plan will be effective on the date of the initial sale of shares of the Company's stock to the public (the "Initial Public Offering") pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, which results in such shares being listed or quoted on a national securities exchange or the Nasdaq Stock Market, as designated by the Committee, subject to approval of the Plan by the shareholders of the Company within twelve months of its adoption by the Board of Directors (the "Effective Date"). The Plan shall continue in effect until the earlier of the date the Company terminates the Plan or the date all of the shares of Stock subject to the Plan, as amended from time to time, are purchased.

         1.4 PARTICIPATING SUBSIDIARIES. A Subsidiary of the Company as of the Effective Date will be deemed to have adopted the Plan for its eligible Employees as of the Effective Date and any corporation that becomes a Subsidiary after the Effective Date will be deemed to have adopted the Plan for its eligible Employees immediately upon becoming a Subsidiary, unless the Company acts to exclude the Subsidiary and its eligible Employees from participation in the Plan.

         1.5 STOCK SUBJECT TO PLAN.

             (a) The Stock subject to purchase under the Plan will be shares of the Company's authorized but unissued shares, or previously issued shares of Stock reacquired and held by the Company, or shares acquired in the market. The aggregate number of shares of Stock that may be purchased under the Plan shall not exceed one million five hundred thousand (1,500,000) shares. All shares of Stock purchased under the Plan will count against this limitation.

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (b) In case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other change in the capital structure of the Company, the Committee may make such adjustment as it deems appropriate in the number, kind and purchase price of shares of Stock available for purchase under the Plan, subject to Section 7.1.

                             SECTION 2 - DEFINITIONS

         For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

         2.1 "BENEFICIARY" means a person to whom all or a portion of the cash amounts due to the Employee under this Plan will be paid if the Employee dies before receiving such cash amounts.

         2.2 "BOARD" means the Board of Directors of the Company.

         2.3 "CHANGE IN CONTROL" means any one of the following:

             (a) any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company's then-outstanding securities;

             (b) during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in clause 2.3(a), (c) or (d) or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least three-fourths (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (c) the consummation of any merger, consolidation, plan of arrangement, reorganization or similar transaction or series of transactions in which the Company is involved,


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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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other than such a transaction or series of transactions which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the securities of the Company or such surviving entity (or the parent, if any) outstanding immediately after such transaction(s) in substantially the same proportions as their ownership immediately prior to such transaction(s); or

             (d) the shareholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly owned subsidiary.

         As used in herein, "Person" (including a "group"), has the meaning as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (or any successor section thereto).

         2.4 "CODE" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

         2.5 "COMMITTEE" means the individuals appointed by the Board to administer the Plan.

         2.6 "COMPANY" means Peabody Energy Corporation, and any successor.

         2.7 "COMPENSATION" means straight-time wages or base salary (inclusively) paid for services rendered by an Employee to the Company or any Participating Subsidiary during the applicable period specified in the Plan, including any such amounts contributed by the Employee to any plan or plans established by the Company or Participating Subsidiary in accordance with sections 125 or 401(k) of the Code. Bonuses, incentive compensation, overtime, commissions and shift premiums paid to an Employee shall not be included in Compensation.

         2.8 "CUSTODIAN" means the custodian for the Plan appointed by the Company.

         2.9 "EFFECTIVE DATE" shall have the meaning set forth in Section 1.3.

         2.10 "EMPLOYEE" means any employee (as defined for purposes of Section 423 of the Code) of the Company or a Participating Subsidiary.

         2.11 "FAIR MARKET VALUE" means the fair market value of one share of Stock as of a particular day, which shall be the closing price per share of Stock on the New York Stock Exchange on that day, or, if such day is not a trading day, the last preceding trading day; provided however, that the fair market value on the Effective Date shall be the price per share of Stock used in connection with the Initial Public Offering.

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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         2.12 "INITIAL PUBLIC OFFERING" shall have the meaning set forth in
Section 1.3.

         2.13 "OFFERING DATE" means the first day of the Offering Period.

         2.14 "OFFERING PERIOD" means any of the following time periods: the Effective Date through September 30, 2001; October 1, 2001 through March 31, 2002; and each consecutive six-month period thereafter; or such other period designated by the Committee in its sole discretion.

         2.15 "OPTION" means an option to purchase shares of Stock under the Plan, based on the contributions credited to each Employee's Option Account.

         2.16 "OPTION ACCOUNT" means the Account maintained on behalf of the Employee under Section 3.4 to which contributions to the Plan are credited and from which amounts are withdrawn to exercise options on a Termination Date.

         2.17 "PARTICIPATING SUBSIDIARY" means a Subsidiary which is participating in the Plan in accordance with Section 1.4.

         2.18 "PLAN" means this Peabody Energy Corporation Employee Stock Purchase Plan, as described in this document and as amended from time to time.

         2.19 "STOCK" means the common stock, $0.01 par value, of the Company.

         2.20 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.21 "TERMINATION DATE" means the last day of an Offering Period, or if earlier, the date of a Change in Control that occurs during such Offering Period.



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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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                    SECTION 3 - ENROLLMENT AND CONTRIBUTIONS

         3.1 ELIGIBILITY FOR ENROLLMENT.

             (a) An Employee may enroll in the Plan for an Offering Period unless one of the following applies:

                 (i) The customary employment of the Employee on the Offering Date is twenty (20) hours or less per week; or

                 (ii) The customary employment of the Employee on the Offering Date is for not more than five months in any calendar year; or

                 (iii) The Employee is not employed by the Company or a Participating Subsidiary on the Offering Date; or

                 (iv) The Employee would, immediately upon enrollment, own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, with ownership determined in accordance with the rules of Section 424(d) of the Code and treating stock which the Employee may purchase under outstanding options as owned by the Employee.

             (b) The Committee or its designee will notify an Employee that the Employee is first eligible to enroll in the Plan and, except as otherwise provided herein with respect to the Offering Period beginning on the Effective Date, make available to each eligible Employee the necessary enrollment forms before the Offering Date.

         3.2 ENROLLMENT PROCEDURE.

             (a) To enroll in the Plan for an Offering Period, an Employee must file an enrollment form with the Company and elect to make contributions under the Plan in accordance with Section 3.3. The enrollment form must be received by the Company at least fifteen (15) calendar days prior to the Offering Date and must state the contribution rate elected by the Employee for the Offering Period. An Employee who does not enroll in the Plan for an Offering Period will receive no shares of Stock under the Plan for such Offering Period. Notwithstanding the foregoing, with respect to the Offering Period beginning on the Effective Date, any Employee eligible to enroll in the Plan as of the Effective Date pursuant to Section 3.1 shall be automatically enrolled in the Plan at the maximum contribution rate permitted under Section 3.3(b), subject to such Employee's right to increase, decrease or discontinue contributions under
Section 3.3(d).

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (b) An Employee whose enrollment in, and contributions under, the
Plan continue throughout an Offering Period will automatically be enrolled in the Plan for the next Offering Period unless (i) the Employee files a written notice of discontinuance of contributions with the Company before the Offering Date for the next Offering Period in accordance with Section 5.1(a)(i), or (ii) on the Offering Date for such Offering Period the Employee is described in
Section 3.1(a). The contribution rate for an Employee who is automatically enrolled for an Offering Period (other than the Offering Period beginning on the Effective Date) pursuant to this Section will be the contribution rate in effect for the immediately preceding Offering Period, unless the Employee files an amended enrollment form with the Company at least fifteen (15) calendar days prior to the next subsequent Offering Period designating a different contribution rate.

         3.3 CONTRIBUTIONS.

             (a) To enroll for the first time in the Plan for an Offering Period (other than the Offering Period beginning on the Effective Date), an Employee must elect to make a contribution under the Plan, subject to the terms and conditions prescribed below, by means of payroll deduction for each payroll period within the Offering Period. Notwithstanding the foregoing, with respect to the Offering Period beginning on the Effective Date, contributions to the Plan by any Employee who is automatically enrolled in the Plan pursuant to
Section 3.2(a) shall be made by means of payroll deductions only for payroll periods within such Offering Period which begin after the date of the effective registration statement filed on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Stock available under the Plan (the "S-8 Registration Date"). An Employee may make contributions to the Plan in the form of a check or payroll deductions (including deductions at a rate higher than the maximum rate permitted under Section 3.3(b)) to make-up for the period from the Effective Date to the end of the pay period in which the S-8 Registration occurs. Such additional contributions may be made at any time during the portion of such Offering Period beginning on the S-8 Registration Date, and ending on the first Termination Date.

             (b) Except as otherwise provided in Section 3.3(a), an Employee may elect to make payroll deduction contributions in amounts not less than one percent (1%) of Compensation per payroll period and not more than the lesser of
(i) fifteen percent (15%) of Compensation per Offering Period (or such other amount as the Committee may establish from time to time and communicate to Employees before the Offering Date) or (ii) a percentage of Compensation for each payroll period that ensures that the limit on the purchase of shares of Stock specified in Section 4.1 is not exceeded for the Offering Period.

             (c) Except as otherwise provided in Section 3.3(a), payroll deductions will commence with the first payroll period that begins during the Offering Period and will be made in conformity with the Company's payroll deduction schedule and practices.

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (d) Except as provided in Section 5.1, an Employee may elect to increase, decrease or discontinue contributions once each Offering Period as of the first day of the first payroll period beginning in the Offering Period by giving written notice to the Committee at least fifteen (15) calendar days before such date. Notwithstanding the foregoing, with respect to the Offering Period beginning on the Effective Date, any Employee who is automatically enrolled in the Plan pursuant to Section 3.2(a) shall have one opportunity to increase, decrease or discontinue contributions at any time during the portion of such Offering Period beginning on the S-8 Registration Date and ending fifteen (15) calendar days before the end of such Offering Period.


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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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         3.4 OPTION ACCOUNTS. All contributions made by an Employee under the
Plan will be credited to an Option Account maintained by the Company or the Custodian on behalf of the Employee. The Company will make the credit as soon as practicable after the contributions are withheld from the Employee's Compensation.

         3.5 WITHDRAWAL OF CONTRIBUTIONS. An Employee may elect to withdraw contributions made during an Offering Period by giving written notice to the Committee at least fifteen (15) calendar days before the end of such Offering Period, in which case the cash credited to the Employee's Option Account will be refunded to the Employee without interest as soon as administratively feasible after the Committee receives such notice, and the Employee may not re-enroll in the Plan until the next Offering Period.

         3.6 NO FUNDING OF ACCOUNTS. No cash shall be set aside with respect to an Option Account until it is credited thereto. Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or any other person with respect to an Option Account. Amounts credited to an Option Account at any time and from time to time shall be general assets of the Company. To the extent that any person acquires a right to receive the benefit of amounts credited to an Option Account, such right shall be that of an unsecured general creditor of the Company.

                    SECTION 4 - GRANT AND EXERCISE OF OPTION

         4.1 GRANT OF OPTIONS; TERMS. Enrollment in the Plan with respect to any Offering Period will constitute the grant by the Company of an Option to purchase shares of Stock under the Plan during such Offering Period. All Employees granted Options shall have the same rights and privileges as required by section 423(b)(5) of the Code. Each Option will be subject to the following terms:

             (a) The exercise price will be as specified in Section 4.2.

             (b) Except as limited in (e) below, the number of shares of Stock subject to the option will equal the number of shares of Stock that can be purchased at the exercise price specified in Section 4.2 with the aggregate amount credited to the Employee's Option Account as of the Termination Date.

             (c) The Option with respect to an Offering Period will be exercised on the Termination Date of such Offering Period.



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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (d) The payment by an Employee for the shares of Stock purchased upon exercise of an option will be made only through payroll deduction, unless otherwise provided herein with respect to the Offering Period beginning on the Effective Date, all in accordance with Section 3.3.

             (e) No Employee shall be granted an option to the extent the number of shares of Stock that may be purchased for such Employee (when taken together with all other options exercisable by such Employee under any other stock purchase plan of the Company or a Subsidiary that is qualified under Section 423 of the Code) in the aggregate during a calendar year exceeds twenty five thousand dollars ($25,000) in Fair Market Value of such shares of Stock determined on the Offering Date for the Offering Period with respect to which the purchase is made.

         4.2 EXERCISE OF OPTION; EXERCISE PRICE.

             (a) As soon as practicable after the Termination Date of each Offering Period, the Company or Custodian will apply to the purchase of the number of shares of Stock the exercise price of which is covered by the amounts credited to each Employee's Option Account as of such Termination Date. In the event the aggregate amount credited to the Employees' Option Accounts as of such Termination Date exceeds the exercise price of the shares available for purchase as of such date under this Plan, the Company or Custodian shall purchase for each Employee his or her proportional share of the shares available for purchase, based on the percentage that the cash allocated to his or her Option Account represents of the total cash allocated to the Option Accounts of all Employees for the Offering Period ending on such date, and the excess of the amount so credited shall be returned to the Employee without interest. The Stock so purchased shall be allocated to the Option Account for the Employee. The Stock shall be held by the Custodian on behalf of the Employee and registered in the name of a nominee.

             (b) The exercise price of each share of Stock purchased with respect to any Offering Period shall be the lower of:

                 (i) Eighty five percent (85%) of the Fair Market Value of the Stock on the Offering Date for such Offering Period, or

                 (ii) Eighty five percent (85%) of the fair market value of the Stock on the Termination Date for such Offering Period.

         4.3 OPTION ACCOUNTS.

                 (a) All shares of Stock purchased on behalf of an Employee as of a Termination Date shall be credited to such Employee's Option Account as of such date. Dividends payable with respect to shares of Stock credited to the Employee's Option Account




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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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will be credited to the Employee's Option Account and used by the Custodian to purchase additional shares of Stock on the open market as soon as administratively feasible following receipt of the dividend payment by the Custodian.

             (b) The Committee may determine whether cash in an amount representing the price of a fractional share shall be carried over to the next Offering Period, or applied to the purchase of a fractional share at the end of an Offering Period; provided that such determination shall apply uniformly to all Employees for each Offering Period.

         4.4 NO INTEREST ON ACCOUNT BALANCES. No interest or other earnings will be credited to any Option Account with respect to (a) amounts credited thereto during an Offering Period or (b) amounts to be returned to the Employee. Neither the Committee nor the Company shall have any obligation to invest or otherwise manage amounts credited to an Option Account, other than to apply such amounts to the purchase of Stock in accordance with the terms of this Plan.

                      SECTION 5 - TERMINATION OF ENROLLMENT

         5.1 TERMINATION OF ENROLLMENT.

             (a) An Employee's enrollment in the Plan will terminate under the following circumstances:

                 (i) as of the beginning of the Offering Period that is at least fifteen (15) calendar days after the Employee files with the Company a written notice of discontinuance of contributions (except as provided in 5.1(a)(ii));

                 (ii) immediately upon the Employee filing with the Company a written notice of discontinuance of contributions with respect to the Offering Period beginning on the Effective Date as provided in Section 3.3(d);

                 (iii) following the termination of employment with the Company and all Participating Subsidiaries;

                 (iv) as of the date on which the Employee would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, determined in accordance with Section 424(d) of the Code; and

                 (v) upon termination of the Plan or as of the date the relevant Participating Subsidiary ceases to be a Subsidiary.

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (b) An Employee whose enrollment in the Plan terminates under this Section, other than by reason of termination of the Plan, may again enroll in the Plan as of any subsequent Offering Date if the Employee satisfies the eligibility conditions of Section 3.1 as of such date.

         5.2 DISTRIBUTIONS TO EMPLOYEE.

             (a) Subject to the eighteen month holding period prescribed in subsection 5.2(c), as soon as administratively feasible after an Employee's enrollment in the Plan terminates under Section 5.1:

                 (i) The Company will pay to the Employee all cash credited to the Employee's Option Account as of the date of termination without interest; and

                 (ii) The Committee will direct the Custodian to distribute to the Employee shares of Stock then credited to the Employee's Option Account that have been credited to the Employee's Option Account for at least eighteen months in the form of certificates representing whole shares of Stock (and cash equal to the Fair Market Value of any fractional share), or a nominee account, as requested by the Employee or former Employee.

             (b) If an Employee's enrollment terminates as a result of death, or if the Employee's death occurs before the Employee receives a distribution under this Section, all cash amounts payable under this Section to the Employee will be paid to the Employee's Beneficiary; and shares of Stock credited to the Option Account of a deceased Employee may be distributed to the personal representative of the deceased employee without regard to the eighteen month holding period prescribed in subsection 5.2(c).

             (c) An Employee or former Employee may, from time to time, request distribution of shares of Stock then credited to the Employee's Option Account that have been credited to the Employee's Option Account for at least eighteen months. Notwithstanding the above, in the event of a Change in Control an Employee or former Employee may request distribution of shares of Stock then credited to the Employee's Option Account. Distribution may be made as soon as administratively practicable in the form of a stock certificates representing whole shares of Stock (and cash equal to the Fair Market Value of any fractional share), or a nominee account, as requested by the Employee or former Employee.

         5.3      BENEFICIARIES.

             (a) An Employee may designate a Beneficiary. Any such designation must be made on a form provided by the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Employee at any time.

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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             (b) If the Employee fails to designate a Beneficiary or if no designated beneficiary survives the Employee, then any cash amounts shall be made to the Employee's estate.

                         SECTION 6 - PLAN ADMINISTRATION

         6.1 COMMITTEE.  The Plan will be administered by the Committee.

         6.2 COMMITTEE POWERS.

             (a) The Committee will have all powers appropriate to administer the Plan including, but not limited to, the following:

                 (i) To determine all questions that may arise under the Plan, including the power to determine the rights or eligibility of Employees or their Beneficiaries;

                 (ii) To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

                 (iii) To adopt such rules of procedure and prescribe such forms as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

                 (iv) To enforce the Plan provisions and the rules of procedure which it adopts;

                 (v) To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan.

             (b) The Committee will have such further powers and duties as may be elsewhere specified in the Plan.

         6.3 COMMITTEE ACTIONS. The actions of the Committee may be taken at a meeting by a majority of its members, in writing without a meeting if a majority of its members sign such writing or by the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and participation in such a meeting in this manner shall constitute attendance and presence in person at the meeting of the person or persons so participating for all purposes. In taking action:

             (a) The Committee may allocate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

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             (b) A member of the Committee may by writing delegate any or all of such member's rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter;

             (c) The Committee may delegate to any agents such duties and powers as it deems appropriate, by an instrument in writing which specifies which duties are so delegated and to whom each such duty is so delegated; and

             (d) When there is an even division of opinion among the members of the Committee as to a matter, the Board of Directors of the Company will decide the matter, provided, however, that no member of the Board of Directors may vote on such a matter if it concerns such member's individual rights, privileges or obligations under the Plan.

         6.4 MEMBER WHO IS PARTICIPANT. If a member of the Committee is an Employee, such member may not decide any matter relating to the member's participation or Option Account or how the Option Account is to be paid to the member that the member would not have the right to decide in the absence of membership on the Committee, and no Employee will receive any compensation for services as a member of the Committee.

         6.5 INFORMATION REQUIRED FROM COMPANY. The Company will furnish the Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the Company as to an Employee's Compensation will be conclusive on all persons unless determined by the Committee to be clearly incorrect.

         6.6 INFORMATION REQUIRED FROM EMPLOYEES. Each person entitled to benefits under the Plan must furnish the Company from time to time in writing such person's mailing address, each change of mailing address and such other data and information as the Committee deems appropriate to administer the Plan. Any communication, statement or notice mailed with postage prepaid to any person at the last mailing address filed with the Company will be binding upon such person for all purposes of the Plan.

         6.7 UNIFORM RULES AND ADMINISTRATION. The Committee will administer the Plan on a nondiscriminatory basis and will apply uniform rules to all persons similarly situated.

                      SECTION 7 - AMENDMENT AND TERMINATION

         7.1 AMENDMENT.

             (a) The Company reserves the right to amend the Plan from time to time subject to the following limitations:

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                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
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                 (i) To the extent necessary to comply with or get an exemption from any provision of the Code, including regulations thereunder, or of the Securities Exchange Act of 1934, as amended, no amendment will be made without the prior approval of the stockholders of the Company if the amendment will (1) increase the number of shares of Stock reserved for purchase under the Plan, or
(2) materially modify the eligibility conditions or materially increase the benefits available under the Plan.

                 (ii) No amendment will make any change in a previously granted and outstanding Option that adversely affects the rights of an Employee with respect to such option.

                 (iii) No amendment will reduce the amount of an Employee's Option Account balance.

             (b) The Company may delegate to the Committee or its officers the power to amend the Plan as the Company deems appropriate, subject to the limitations of this Section.

         7.2 TERMINATION. The Plan is entirely voluntary on the part of the Company and the continuance of the Plan should not be construed as a contractual obligation of the Company. Accordingly, the Company reserves the right to terminate the Plan at any time. Unless sooner terminated by the Company, the Plan shall terminate on the date all of the shares of Stock specified in Section 1.5(a) are purchased unless additional shares of Stock are authorized for the Plan by the stockholders of the Company. No Option may be granted under the Plan after the Plan is terminated.

         7.3 RIGHTS UPON TERMINATION.

             (a) If the Plan terminates, the Committee may elect to terminate all outstanding Options either immediately or upon completion of the purchase of shares of Stock on the next following Termination Date.

             (b) If the Committee terminates an Option prior to the expiration of the Option, all amounts contributed to the Plan which remain in an Employee's Option Account will be returned to the Employee as soon as reasonably practicable.

                         SECTION 8 - GENERAL PROVISIONS

         8.1 NO TRANSFER OR ASSIGNMENT. The rights of an Employee under the Plan may not be sold, pledged, assigned or transferred, voluntarily or involuntarily, in any manner other than by will or the laws of descent and distribution. Any such attempted sale, pledge, assignment or transfer shall be without effect. An Employee's rights and all Options granted under the Plan shall only be exercisable during his or her lifetime by such Employee.

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
                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
================================================================================



         Furthermore, except as provided in Section 5.2(b), shares purchased for an Employee as of a Termination Date may not be sold, exchanged, assigned, transferred, pledged, or otherwise disposed of in any way by the Employee, other than by will or the laws of descent and distribution, until after eighteen months after such Termination Date. The Company may place controls on the Account of the participant to which such shares are credited as necessary or appropriate to enforce such restrictions. Any such attempted assignment, transfer, pledge or other disposition shall be without effect.

         8.2 RIGHTS AS STOCKHOLDER. The grant of an Option to purchase shares of Stock under the Plan will not confer upon an Employee any rights as a stockholder of the Company with respect to shares of Stock subject to the Option. An Employee will become a stockholder with respect to shares of Stock subject to an Option under the Plan only when the purchase of such shares of Stock is completed as of a Termination Date.

         8.3 RIGHTS AS EMPLOYEE. The Plan is not a contract of employment, and the grant of an option to purchase shares of Stock under the Plan will not confer upon any Employee the right to be retained in the employ of the Company or any Subsidiary.

         8.4 COSTS. All costs and expenses incurred in the administration of the Plan will be paid by the Company and its Subsidiaries. Any brokerage fees for the sale of shares of Stock by an Employee will be borne by the Employee.

         8.5 APPLICATION OF FUNDS. All proceeds received by the Company from the sale of Stock under the Plan will be used for general corporate purposes.

         8.6 REPORTS. The Company will provide or cause to be provided to each Employee an annual report of the Employee's contributions under the Plan for each Plan Year and the shares of Stock purchased with such contributions.

         8.7 ACTIONS BY COMPANY. Any action taken by the Company with respect to the Plan will be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

         8.8 GOVERNMENTAL APPROVAL. The Plan and any offering or sale made to Employees under the Plan is subject to any governmental approvals or consents that are or may become applicable in connection herewith.

         8.9 STOCKHOLDER APPROVAL. The Plan is subject to approval by the holders of a majority of the shares present in person or by proxy and voting at the meeting at which the Plan is considered and shall not be effective without such approval within twelve months before or after the adoption of the Plan by the Board of Directors.

                                                      PEABODY ENERGY CORPORATION
                                                    EMPLOYEE STOCK PURCHASE PLAN
================================================================================



         8.10 APPLICABLE LAW. The Plan will be governed by the laws of the State of Delaware, without regard to the law of conflicts of such state, to the extent that federal law does not preempt such laws.

         8.11 GENDER AND NUMBER. When the context permits, words in the Plan used in the masculine gender include the feminine gender, words in the singular include the plural and words in the plural include the singular.

         8.12 HEADINGS. All headings in the Plan are included solely for ease of reference and do not bear on the interpretation of the text.

         The undersigned hereby certifies that this Plan was duly adopted by the Board on ______________________________, 2001.


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